Summary ProspectusMarch 5, 2010

T. Rowe Price Global Stock Fund — PRGSX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated March 1, 2010, and Statement of Additional Information, dated March 1, 2010.

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.29%
Total annual fund operating expenses	0.95%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 90.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. The fund will normally invest in at least five countries, one of which will be the U.S. Under normal conditions, at least 40% of the fund`s net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable). Although the fund can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large- and medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will normally be at least 80% of the fund`s net assets and will vary over time according to the manager`s outlook.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

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In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund's growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with

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  growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Global Stock Fund
Returns before taxes	44.77%	3.96%	1.09%
Returns after taxes on distributions	44.58	3.08	0.50
Returns after taxes on distributions and sale of fund shares	29.35	3.18	0.74
MSCI All Country World Index	35.41	3.64	0.89
Lipper Global Large-Cap Growth Funds Average	33.79	2.11	-0.47

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Robert N. Gensler is Chairman of the fund`s Investment Advisory Committee. Mr. Gensler has been chairman of the committee since 2005. He joined T. Rowe Price Associates, Inc. in 1993 and he joined T. Rowe Price International in 2005.

  Purchase and Sale of Fund Shares

  The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

  You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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  F113-045 3/5/10

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202